T. Rowe Price Summit Municipal Income Fund–Advisor Class

Supplement to Prospectus Dated March 1, 2013

On page 33, under “Investments in Other Investment Companies,” the following operating policy is added:

Operating policy The fund may occasionally purchase equity securities or securities convertible into equity securities, including equity securities issued by investment companies, but the fund may not purchase shares of common stock issued by operating companies.

The date of this supplement is November 1, 2013.

E284-042 11/1/13